                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): November 8, 2007

                                   WINCROFT, INC.

             (Exact Name of registrant as specified in its charter)

         COLORADO                       0-12122                 84-0601802

          ------                        -------                ----------

(State or other jurisdiction          (Commission            (IRS Employer

     of incorporation)                File Number)         Identification No.)

c/o American Union Securities, 100 Wall St. 15th Fl., New York, NY

10005

(Address of principal executive offices)

( Zip Code )

       Registrant's telephone number, including area code: 212-232-0120

730 W. Randolph, Suite 600, Chicago, Illinois 60661

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

      Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01         CHANGE IN CONTROL OF THE REGISTRANT

         On November 8, 2007 Ying Wang purchased 3,576,400 shares of Wincroft’s Common Stock, or approximately 80.55% of the issued and outstanding Common Stock, and attained voting control of the company. The source of funds used by Ying Wang was his personal funds.

         We are presently authorized to issue 75,000,000 shares of Common Stock. Prior to the closing, as of November 8, 2007, 4,440,100 shares of Common Stock were issued and outstanding. After the closing, as of November 8, 2007, there are 4,440,100 shares of Common Stock issued and outstanding.

         The following table sets forth, immediately following the closing, certain information regarding beneficial ownership of outstanding shares of Common Stock.

       NAME AND ADDRESS OF          AMOUNT AND NATURE OF

        BENEFICIAL OWNER            BENEFICIAL OWNERSHIP    PERCENT OF CLASS (1)

Ying Wang

      3,576,400                    80.55%

c/o American Union Securities

100 Wall St. 15th Floor

New York, NY 10005

Bartly J. Loethen  (2)

      0                      0.00%

730 West Randolph

6th Floor

Chicago, IL 60661

Xiaojin Wang (3)

     0                       0.00%

18 Kimberly Court

East Hanover, NJ 07936

TOTAL                                    3,576,400                    80.55%

(1)  The percentage of Common Stock is calculated based upon 4,440,100 shares issued and outstanding as of November 8, 2007.

(2)  A director (See our response to Item 5.02 below)

(3)  Chairman, chief financial officer, president, treasurer, secretary and director. (See our response to Item 5.02 below).

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS.

        Upon the closing of the stock purchase, Xiaojin Wang was appointed as a director and as the chairman, chief financial officer, president, treasurer and secretary of the Company alongside current director Bartly J. Loethen.  Mr. Loethen will resign immediately upon the completion of the 10-day period beginning on the date on which we mail to our shareholders of record the

Information Statement required by Rule 14f-1 of the 34 Act.  Accordingly, Xiaojin Wang will then constitute our entire board.  Generally, the directors of the Company serve one year terms until their successors are elected and qualified.

         It is not currently contemplated that Xiaojin Wang will be compensated for serving as either an officer or director of the company.

                     BIOGRAPHICAL INFORMATION REGARDING THE

                    INCOMING DIRECTOR AND EXECUTIVE OFFICERS

         The principal occupation and brief summary of the background of the incoming director and executive officer is as follows:

Xiaojin Wang- Since 1995, Ms. Wang has been employed as Chief Operations Officer of Warner Technology and Investment Corp. a New Jersey corporation. Warner Technology provides international training and market consulting services. Warner is licensed by the People's Republic of China to serve as an official host for Chinese government officials and business executives in the US. As part of the hosting process Warner also provides training programs to assist visiting Chinese officials and business executives with the transition to doing business in the US. These services include market and product analysis, assistance with product distribution and distribution agreements, joint ventures, and introductions to strategic partners. Ms. Wang holds a M.S. degree in Computer Science that was awarded in 1989 by the City College of New York.  She is 51 years old.

                             SECTION 8--OTHER EVENTS

ITEM  8.01.    OTHER EVENTS.

         As of November 8, 2007, the address and telephone number of our principal executive offices is as follows:

                                Wincroft, Inc.

                        c/o American Union Securities

                           100 Wall St. 15th Floor

                             New York, NY 10005

                           Telephone#: 212-232-0120

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2007

                                          WINCROFT, INC.

                                          By: /s/ Xiaojin Wang

                                              Xiaojin Wang

                                              President